                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            The Gymboree Corporation

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                                 [Gymboree Logo]


May 10, 2002

Dear Stockholder:

     You are cordially invited to attend The Gymboree Corporation Annual Meeting of Stockholders to be held at 9:00 a.m. on Tuesday, June 25, 2002, at Gymboree's principal executive offices located at 700 Airport Boulevard, Suite 200, Burlingame, California 94010.

     At the meeting, we will vote on the election of three directors, the adoption of a new stock incentive plan, the adoption of an amendment to increase the number of shares available for issuance under our 1993 Employee Stock Purchase Plan, and the ratification of the appointment of our auditors. We will also answer any related questions you may have at that time. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

     Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy card as soon as possible in the envelope provided.


                                        Sincerely,


                                        /s/ Stuart G. Moldaw
                                        --------------------
                                        Stuart G. Moldaw
                                        Chairman of the Board

                                 [Gymboree Logo]

                            THE GYMBOREE CORPORATION

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 25, 2002

                            -------------------------

TO THE STOCKHOLDERS OF THE GYMBOREE CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Gymboree Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, June 25, 2002, at 9:00 a.m., local time, at Gymboree's principal executive offices located at 700 Airport Boulevard, Suite 200, Burlingame, California 94010. The meeting will be held for the following purposes:

     1. To elect three Class III directors, each to serve for a three-year term expiring upon the 2005 Annual Meeting of Stockholders or until his or her successor is elected.

     2.   To approve the adoption of the Company's 2002 Stock Incentive Plan.

     3. To approve an amendment to the Company's 1993 Employee Stock Purchase Plan reserving an additional 300,000 shares of common stock to be available for purchase under the plan.

     4. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending February 1, 2003.

     5. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on May 3, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.


                                   For the Board of Directors


                                   /s/ Myles McCormick
                                   -------------------
                                   Myles McCormick
                                   Secretary

Burlingame, California
May 10, 2002

IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.

                            THE GYMBOREE CORPORATION

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING


General

     The enclosed proxy is solicited on behalf of the Board of Directors of The Gymboree Corporation (the "Company," "Gymboree," "us" or "we") for use at the Annual Meeting of Stockholders to be held June 25, 2002 at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices located at 700 Airport Boulevard, Suite 200, Burlingame, California 94010.

     These proxy solicitation materials and our Annual Report to Stockholders for the fiscal year ended February 2, 2002, including financial statements, were mailed on or about May 10, 2002 to all stockholders entitled to vote at the meeting.


Record Date, Quorum and Voting of Securities

     Stockholders of record at the close of business on May 3, 2002 (the "record date") are entitled to notice of and to vote their shares at the meeting. At the record date, 28,866,803 shares of our common stock, $0.001 par value per share, were issued and outstanding. The common stock is listed for trading on the Nasdaq National Market under the symbol GYMB. Each stockholder is entitled to one vote for each share of common stock on all matters presented at the Annual Meeting.

     A plurality of the shares of common stock present in person or represented by proxy at the meeting is required for the election of directors. Stockholders do not have the right to cumulate votes in electing directors. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting is required for the adoption of our 2002 Stock Incentive Plan and for approval of the amendment to our 1993 Employee Stock Purchase Plan. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock entitled to vote is required to constitute a quorum for the transaction of business at the meeting.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of common stock if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of common stock on a particular matter, those shares will not be considered as present for purposes of determining whether a quorum is present or whether a matter has been approved.

     Broker nonvotes and abstentions will have no effect on the election of directors, but will have the effect of a vote "against" the adoption of the 2002 Stock Incentive Plan and the amendment to the 1993 Employee Stock Purchase Plan. There will be no broker nonvotes on any of the issues to be presented to the stockholders at the Annual Meeting because brokers have discretion to vote on all proposals in this Proxy Statement.


Proxy Solicitation

     The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by us. Proxies will be solicited by mail and may also be solicited by our directors, officers and other employees, without additional remuneration, in person or by telephone or facsimile transmission. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice. We have retained Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies. We estimate that the fees to be paid to Georgeson Shareholder Communications, Inc. for their role as proxy solicitors will be approximately $12,500 plus expenses. Your cooperation in promptly voting your shares and submitting your proxy by telephone or by completing and returning the enclosed proxy card will help to avoid additional expense.


Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of Gymboree at our principal offices as set forth above a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

Nominees

     The number of directors authorized by our bylaws is seven; that number may be changed by an amendment adopted by our Board of Directors or stockholders. Our Restated Certificate of Incorporation and our bylaws each provide that the directors will be divided into three classes, with the classes serving for staggered, three-year terms. Currently there are two directors in Class I, two directors in Class II and three directors in Class III.

     Three Class III directors are to be elected at the Annual Meeting. The term of each Class III director elected at the Annual Meeting will expire at the Annual Meeting of Stockholders in 2005 or when his or her successor has been duly elected and qualified. The term of each Class I director will expire at the Annual Meeting of Stockholders in 2003. The term of each Class II director will expire at the Annual Meeting of Stockholders in 2004.


     Unless otherwise instructed, the proxy holders will vote the proxies received by them for our three nominees named in the table below, each of whom is currently a director of the Company. The nominees have consented to serve as directors of Gymboree if elected. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees listed below will be unable or will decline to serve as a director.


     The names of the three Class III nominees for director and certain information about each of them are set forth in the table below. The names of, and certain information about, the current Class I and Class II directors with unexpired terms are also set forth below.

Name                               Age                   Principal Occupation
----                               ---                   --------------------
NOMINEES FOR CLASS III DIRECTORS
 Stuart G. Moldaw ...............  75    Chairman of the Board, The Gymboree Corporation
 John C. Pound ..................  47    President, Integrity Partners, Inc.
 William U. Westerfield .........  70    Director, The Gymboree Corporation, Twinlab
                                         Corporation and West Marine, Inc.
CONTINUING CLASS I DIRECTORS
 Walter F. Loeb .................  77    President, Loeb Associates, Inc.
 Michael Steinberg ..............  73    Former Chief Executive Officer, Macy's West
CONTINUING CLASS II DIRECTORS
 Lisa M. Harper .................  42    Chief Executive Officer and Vice Chair of the Board,
                                         The Gymboree Corporation
 Barbara L. Rambo ...............  49    Director, OpenClose Technologies

     Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of Gymboree.

     Stuart G. Moldaw has been the Chairman of the Board of Directors of Gymboree since January 1994 and has been a director of the Company since May 1982. Mr. Moldaw previously served as our Chief Executive Officer from February 2000 to February 2001 and our Chairman of the Board of Directors from January 1990 through January 1993. Mr. Moldaw is a member of the board of directors of iParty.com, an on-line party resource company. From 1980 through 1990, Mr. Moldaw served as a general partner of U.S. Venture Partners, a venture capital firm. From 1982 through 1993, Mr. Moldaw was Chairman of Ross Stores, Inc., an off-price retailer, and was Chief Executive Officer of Ross Stores from February 1987 through January 1988. Since 1993, Mr. Moldaw has been a director and Chairman Emeritus of Ross Stores.

     John C. Pound has been a director of Gymboree since August 2000. Mr. Pound has served as President and a director of Integrity Partners, Inc., a firm that invests in specialty retail and branded consumer products companies, since July 1999. From February 1998 to February 1999, Mr. Pound was Chairman and Chief Executive Officer of CML Group, Inc., and Chairman of its wholly owned subsidiaries, Nordic Track and Smith & Hawken, where he oversaw a review of strategic alternatives and a workout process that included the liquidation of CML and Nordic Track through voluntary Chapter 11 bankruptcy petitions filed late in 1998. From 1995 to 1997, Mr. Pound was a limited partner in The Trinity Fund I, L.P., an investment partnership, and an advisor to Thomas M. Taylor & Co., its general partner. From 1987 to 1997, Mr. Pound taught corporate finance and corporate governance at Harvard University.

     William U. Westerfield has been a director of Gymboree since August 1994. Mr. Westerfield is a director and audit committee chairman of Twinlab Corporation and West Marine, Inc.; he is also an audit committee member of Meridian Health System, Inc., and from 1998 to 2000 chaired the audit committee of World Duty Free America, Inc. Mr. Westerfield retired as an audit partner of Price Waterhouse (now PricewaterhouseCoopers LLP) in 1992, a firm he joined in 1956, becoming a partner in 1965. In addition to serving on boards and audit committees, Mr. Westerfield also serves as a consultant in auditing disputes.

     Walter F. Loeb has been a director of Gymboree since March 1995. Mr. Loeb is President of Loeb Associates, Inc., a retail consulting firm he founded in February 1990. Mr. Loeb is the publisher of "Loeb Retail Letter," which provides a monthly analysis of the retail industry. Mr. Loeb was employed by Morgan Stanley & Company, Inc. from 1974 to 1990, serving as principal from 1984 to 1990. Mr. Loeb is also a director of Hudson's Bay Company, Wet Seal, Inc., Federal Realty Investment Trust, a real estate investment trust, and ProfitLogic, a private company engaged in profit optimization.

     Michael Steinberg has been a director of Gymboree since September 2000. From August 1993 to June 2000, Mr. Steinberg was the Chief Executive Officer of Macy's West. Mr. Steinberg is a director and audit committee member of Fossil, Inc., a retailer of fashion watches and accessories, and a director of DFS, a private company engaged in the retail sale of duty-free merchandise.

     Lisa M. Harper has been Chief Executive Officer and Vice Chair of the Board since February 2001 and has been a director of Gymboree since June 2000. Ms. Harper joined Gymboree in January 1999 as Vice President, Design. From December 1999 until February 2000, she served as our Senior Vice President, Merchandising and Design. From February 2000 until September 2000, Ms. Harper served as our General Merchandise Manager. From September 2000 until February 2001, she served as our President. Ms. Harper previously served as our Director of Design and Merchandising from 1993 to 1995. Ms. Harper has also held merchandising and design positions with several other clothing retailers, including Limited Too, Esprit, GapKids, Mervyn's and Levi Strauss.

     Barbara L. Rambo has been a director of Gymboree since January 1996. Since July 2001, Ms. Rambo has been a director of OpenClose Technologies, a web-based mortgage services company. From July 2001 until December 2001 she served as Chairman of the Board of OpenClose Technologies, and from January 2000 until June 2001 she served as President and Chief Executive Officer. From 1974 to 1998, Ms. Rambo held various positions at Bank of America, most recently serving as Group Executive Vice President and head of National Commercial Banking.


Board Meetings and Board Committees

     The Board of Directors of Gymboree held a total of five meetings during the fiscal year ended February 2, 2002. No incumbent director attended fewer than 75% of the meetings of the Board of Directors or the committees upon which such director served that were held while he or she served.

     The Board of Directors has an Audit Committee, a Nominating and Governance Committee and a Compensation Committee.

     The Audit Committee consists of Directors Westerfield, as Chairman, Pound and Rambo. All members of the Audit Committee are "independent" within the meaning of Rule 4200(a)(15) of the listing standards for the National Association of Securities Dealers. The Audit Committee operates pursuant to a written charter and principally reviews the scope and results of the annual audit of the financial statements and other services provided by our independent auditors. In addition, the Audit Committee reviews with management and our independent auditors the financial information provided to stockholders and the Company's systems of internal controls. The Audit Committee held ten meetings during the last fiscal year.

     The Nominating and Governance Committee consists of Directors Pound, as Chairman, and Steinberg. Both members of the Nominating and Governance Committee are "independent" within the meaning of the listing standards for the National Association of Securities Dealers. The Nominating and Governance Committee is responsible for monitoring the composition of the Board of Directors and, when appropriate, seeking, screening and recommending for nomination candidates for election to the Board of Directors. In so doing, the Nominating and Governance Committee may evaluate a candidate's decision-making abilities, business experience, relevant expertise, personal integrity and reputation. The Nominating and Governance Committee is also responsible for evaluating the structure and practices of, and, when appropriate, recommending new policies to, the Board of Directors. Names of prospective candidates for election to the Board of Directors may be submitted to the Secretary of the Company for referral to the Nominating and Governance Committee. Any stockholder who wishes to make a nomination for election to the Board of Directors at an annual or special meeting for the election of directors must comply with procedures set forth in our bylaws. The Nominating and Governance Committee held one meeting during the last fiscal year.

     The Compensation Committee consists of Directors Loeb, as Chairman, and Steinberg. Both members of the Compensation Committee are "outside" directors as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended, and "non-employee" directors as defined in Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended. The Compensation Committee is responsible for reviewing and approving our compensation policies, including the compensation paid to executive officers. The Compensation Committee held four meetings during the last fiscal year.

Compensation of Directors

     Each non-employee director of Gymboree receives an annual retainer of $25,000 and an additional $1,000 for each Board meeting attended and $500 to $750 for each Committee meeting attended (including telephonic meetings), except for the Chairman of the Audit Committee, currently William Westerfield, who receives $1,500 per meeting for that role. The Chairman of the Board, currently Stuart Moldaw, receives an annual salary of $300,000 and, when deemed appropriate by the Compensation Committee, an annual bonus for his services as Chairman of the Board. Each non-employee director with greater than two years of membership with the Board as of November 15, 2000 received a one time bonus of $15,000. Each of our non-employee directors is entitled to receive automatic grants of options to purchase common stock under our 1993 Stock Option Plan, as amended, and this program will be continued under our 2002 Stock Incentive Plan if that plan is adopted by the stockholders at the Annual Meeting. Currently, each non-employee director is automatically granted an option to purchase 2,500 shares of common stock upon each anniversary of such director's initial election to the Board. Committee chairpersons are also awarded annually an option to purchase an additional 500 shares of common stock. In the event that an additional non-employee director is elected to the Board, such person will be entitled to receive an option to purchase 2,500 shares of common stock upon election. All directors also receive discounts on Gymboree merchandise and on participation in our Play & Music programs.


                       THE COMPANY'S BOARD OF DIRECTORS
                         UNANIMOUSLY RECOMMENDS A VOTE
                      "FOR" THE NOMINEES SET FORTH HEREIN.


                             ---------------------
                                 PROPOSAL TWO:

                     ADOPTION OF 2002 STOCK INCENTIVE PLAN

     The Board of Directors is asking the stockholders to approve The Gymboree Corporation 2002 Stock Incentive Plan (the "2002 Plan"). The 2002 Plan was approved by our Board of Directors on March 14, 2002, but will become effective only upon receipt of approval by the stockholders. The Board of Directors recommends a vote FOR the adoption of the 2002 Plan.

     We currently issue options and stock purchase rights to certain employees, consultants and outside directors under our 1993 Stock Option Plan, as amended (the "Prior Plan"). Upon approval by the stockholders of the adoption of the 2002 Plan, the Prior Plan will be suspended, at which time all shares available for issuance under the Prior Plan that are not then subject to outstanding awards under the Prior Plan and any shares that cease to be subject to an award under the Prior Plan (generally because such award expires or terminates) will become available for issuance under the 2002 Plan and no further awards will be made under the Prior Plan.

     A copy of the proposed 2002 Plan is attached to this Proxy Statement as Annex A. The following description of the 2002 Plan is a summary and does not purport to be a complete description. See Annex A for more detailed information.

     Purposes. The purposes of the 2002 Plan are to attract and retain the best available personnel, to provide additional incentives to our employees, consultants and outside directors and to promote the success of our business.

     Stock Subject to the Plan. Subject to adjustment for stock splits, a maximum of 1,100,000 shares of common stock will be available for issuance under the 2002 Plan, plus any shares that remain available for issuance under the Prior Plan on the date the Prior Plan is suspended and any shares made subject to an award under the Prior Plan that cease to be subject to that award (generally because such award expires or terminates), up to an aggregate maximum of 4,231,075 shares. As of April 18, 2002, 319,468 shares remained available for issuance under the Prior Plan, and there were outstanding options for 3,911,607 shares. Any shares that have been made subject to an option under the 2002 Plan that cease to be subject to that option (generally because that option expires or terminates) will become available for future grants under the 2002 Plan. The shares issued under the 2002 Plan will be from authorized but unissued shares of our common stock or from shares subsequently acquired as treasury shares.

     Administration. The 2002 Plan may be administered by our Board of Directors or any Board appointed committee (the "plan administrator"). The plan administrator, subject to the terms of the 2002 Plan, selects the individuals to receive options, determines the terms and conditions of all options and interprets the provisions of the 2002 Plan. The plan administrator is also authorized to make such rules and regulations as it deems necessary to administer the 2002 Plan. The plan administrator's decisions, determinations and interpretations are binding on all holders of options granted under the 2002 Plan.

     Awards. The plan administrator is authorized to grant incentive stock options and nonstatutory stock options under the 2002 Plan. Options may consist of one or more of these grant types.

     Eligibility. Options may be granted to our employees, consultants and outside directors and to the employees, consultants and outside directors of any parent or subsidiary of us, except that only our employees and employees of our subsidiaries may receive incentive stock options. Non-employee directors of Gymboree will only receive automatic, nondiscretionary option grants under the 2002 Plan. Approximately 6,500 employees are eligible to participate in the 2002 Plan, although we typically grant options only to our corporate employees, distribution center managers, regional managers and district managers, which includes approximately 400 employees.

     Stock Option Grants. Options granted under the 2002 Plan may be "incentive stock options" (as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonstatutory stock options. The exercise price for each option is determined by the plan administrator but may not be less than 100% of fair market value on the date of grant (or 110% of fair market value in the case of incentive stock options granted to a more than 10% stockholder). For purposes of the 2002 Plan, "fair market value" means the closing sales price for our stock as reported by the Nasdaq National Market System for a single trading day. As of April 18, 2002, the closing sales price for our common stock on the Nasdaq National Market System was $17.60.

     No employee may be granted an option to purchase more than 400,000 shares in any fiscal year of Gymboree, except that an employee may receive an option to purchase up to an additional 400,000 shares in connection with that employee's initial hiring or promotion.

     The exercise price for shares purchased under an option must be paid in a form acceptable to the plan administrator, which forms may include cash, a check, a promissory note bearing such interest and recourse terms as are necessary to prevent a charge against our earnings, shares of already owned common stock, a broker-assisted cashless exercise or such other consideration as the plan administrator may permit.

     Unless the plan administrator determines otherwise, the term of each option will be ten years from the date of grant. Each option will vest and become exercisable by the holder based on a vesting schedule set forth in the individual optionee's grant notice. Options granted under the Prior Plan generally become fully vested and exercisable four years from the date of grant. Grants made to new employees typically vest 25% after the first year and 1/48th of the total option each month thereafter, and options granted to existing employees typically vest at a rate of 1/48th of the total option monthly from the date of grant. We intend to continue using this schedule for most of our grants under the 2002 Plan. Unless the plan administrator determines otherwise, options vested as of the date of termination of the optionee's employment or service relationship with Gymboree by reason of death or disability generally will be exercisable for one year after the date of termination unless the option term expires as of an earlier date. In the event of termination for a reason other than death or disability, the option will be exercisable for a period of time determined by the plan administrator, but not to exceed 90 days from the date of termination for incentive stock options, and in no event may the option be exercisable after the expiration of its term. A transfer of employment or service relationship between us, our subsidiaries and any parent of Gymboree is not deemed a termination for purposes of the 2002 Plan.

     Transferability. Unless otherwise determined by the plan administrator, no option granted under the 2002 Plan may be transferred or assigned except by will or the laws of descent and distribution, and no option may be exercised by anyone other than the holder during the holder's lifetime.

     Adjustment of Shares. In the event of stock splits, stock dividends, reclassification or similar changes in our capital structure, the Board of Directors, in its sole discretion, will make equitable adjustments in (a) the number of shares covered by each outstanding option, (b) the number of shares authorized for issuance under the 2002 Plan but as to which no options have yet been granted and (c) the purchase price of the common stock underlying each option.

     Change of Control. In the event of the acquisition by any person other than Gymboree, a subsidiary of Gymboree or an employee benefit plan of Gymboree of 50% or more of the voting power of our outstanding securities, a merger or consolidation that would result in a change in ownership of at least 50% of the voting securities, or a change in the Board of Directors such that the majority of directors are no longer "incumbent directors" as that term is defined in the 2002 Plan, all outstanding options will become immediately vested and exercisable on the date such change in control is determined to have occurred and such options will then be terminated in exchange for cash payments calculated by a formula under the 2002 Plan.

     In the event of a merger or sale of all or substantially all of our assets (other than a merger resulting in a change of control), each outstanding option under the 2002 Plan will be assumed by the successor corporation or the successor corporation will substitute an equivalent option. If the successor corporation does not agree to assume or substitute for the options under the 2002 Plan, the plan administrator will accelerate all outstanding options such that they become fully vested and exercisable prior to the consummation of the merger or asset sale. In such case, the holder will have 15 days in which to exercise the option, and at the end of such period the option will terminate.

     Termination and Amendment. The Board of Directors may at any time suspend, alter or terminate the 2002 Plan, and may amend the plan subject to stockholder approval to the extent necessary to comply with applicable laws. The 2002 Plan will terminate on March 14, 2012, unless earlier terminated by the Board. No suspension, alteration, termination or amendment of the 2002 Plan may impair the rights of holders of outstanding options without the holder's written consent.

     Federal Income Tax Consequences. The following is a summary of the material United States federal income tax consequences to us and to participants in the 2002 Plan. The summary is based on the Code and the United States Treasury regulations promulgated thereunder in effect as of the date of the proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the 2002 Plan. Therefore, we strongly encourage participants to consult their own tax advisors as to the specific federal income tax or other tax consequences of their participation in the 2002 Plan.

     Incentive Stock Options. The incentive stock options granted under the 2002 Plan are intended to qualify for the favorable federal income tax treatment accorded "incentive stock options" under the Code. Generally, the grant or exercise of an incentive stock option does not result in any federal income tax consequences to the participant or to us. However, the exercise of an incentive stock option will generally increase the participant's alternative minimum tax liability, if any. In addition, the United States Treasury has proposed regulations that would deem the exercise of an option under the 2002 Plan to be the payment of wages subject to withholding for FICA (Social Security and Medicare) and FUTA employment tax purposes. These proposed regulations are currently in a comment period and are subject to challenge. However, barring a change in the proposed Treasury regulations, beginning in 2003 the exercise of an option under the 2002 Plan, including an incentive stock option, will result in wages subject to withholding for FICA (Social Security and Medicare) and FUTA employment tax purposes equal to the amount by which the fair market value of the acquired stock on the exercise date exceeds the exercise price of the option.

     The federal income tax consequences of a disposition of stock acquired through exercise of an incentive stock option will depend on the period such stock is held prior to disposition. If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, the participant will recognize long-term capital gain or loss in the year of disposition, equal to the difference between the amount realized on the disposition of the stock and the amount paid for the stock on exercise of the option.

     Generally, if the participant disposes of the stock before the expiration of either of the statutory holding periods described above (a "disqualifying disposition"), the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount realized on the disposition of the stock over the exercise price. Subject to certain limitations, to the extent the participant recognized ordinary income by reason of a disqualifying disposition, we generally will be entitled to a corresponding business expense deduction in the taxable year during which the disqualifying disposition occurs.

     Generally, in the taxable year of a disqualifying disposition, the participant will also recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income by reason of the disqualifying disposition. Such capital gain or loss will be characterized as short-term or long-term, depending upon how long the stock was held. Long-term capital gains generally are subject to lower tax rates than ordinary income and short-term capital gains. Currently, the maximum long-term capital gains rate for federal income tax purposes is 20% while the maximum ordinary income rate is 38.6%. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

     Nonqualified Stock Options. Generally, the grant of a nonqualified stock option will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise of the option. Subject to certain limitations, we generally will be entitled to a corresponding business expense deduction equal to the ordinary income recognized by the participant.

     Upon disposition of the stock, the participant will recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such capital gain or loss will be characterized as short-term or long-term, depending on how long the stock was held.

     Slightly different rules may apply to optionees who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Our Deductions. Code Section 162(m) precludes a deduction for compensation paid to our chief executive officer and our four other highest compensated officers to the extent that such compensation exceeds $1,000,000 for a taxable year per officer. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1,000,000 limitation. The 2002 Plan has been structured in a manner that is intended to comply with Code Section 162(m). Therefore, assuming certain requirements are met, payments made to such executive officers during the term of the 2002 Plan generally will be deductible.


                 THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY
                  RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
                GYMBOREE CORPORATION 2002 STOCK INCENTIVE PLAN.

                             ---------------------

                                PROPOSAL THREE:

                     APPROVAL OF 1993 AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors is asking the stockholders to approve an amendment to our 1993 Employee Stock Purchase Plan (the "ESPP"). The Board of Directors voted to amend the ESPP on January 31,

2002, to increase the number of shares authorized for issuance under the ESPP from 575,278 to 875,278, effective only upon receipt of approval by the stockholders. All 575,287 shares previously authorized under the ESPP were issued as of the purchase period ended December 31, 2001. A new offering and purchase period was begun on January 1, 2002, with a purchase date of June 30, 2002. The effectiveness of the current purchase period, however, is contingent on stockholder approval of this amendment. The Board of Directors recommends a vote FOR the approval of the 1993 Amended and Restated Employee Stock Purchase Plan.

     A copy of the ESPP, as it is proposed to be amended and restated, is attached to this Proxy Statement as Annex B. The following description of the ESPP is a summary and does not purport to be a complete description. See Annex B for more detailed information.

     Description of the 1993 Amended and Restated Employee Stock Purchase Plan

     Purpose. The purpose of the ESPP is to provide employees of Gymboree and our designated subsidiaries with an opportunity to purchase our common stock through accumulated payroll deductions pursuant to a plan that qualifies for beneficial tax treatment under Code Section 423 as an "employee stock purchase plan."

     Administration. The ESPP may be administered by our Board of Directors or any committee appointed by the Board, or by one or more executive officers designated by the Board (the "plan administrator"). The plan administrator is authorized to administer and interpret the ESPP, subject in all cases to the limitations of Code Section 423, and such decisions and determinations shall be binding on all participants.

     Stock Subject to the ESPP. Under the ESPP, eligible employees may purchase shares of common stock through payroll deductions at a discount from market-price without incurring broker commissions. A maximum of 875,278 shares of common stock, subject to adjustments for stock splits, will be available for purchase under the ESPP, assuming we receive stockholder approval of the proposed amendment. The common stock issued under the ESPP will be from authorized but unissued shares of our common stock or from shares subsequently acquired as treasury shares.

     Eligibility. To be eligible to participate in the ESPP, an employee must be employed by Gymboree at least 20 hours a week and may not own 5% or more of the combined voting power or value of Gymboree's capital stock or that of any related corporation. The eligibility criteria may be changed by the plan administrator for future offering periods within the limits of Code Section 423 as described in the ESPP. Non-employee directors are not eligible to participate in the ESPP. Approximately 2000 employees are eligible to participate in the ESPP.

     Under the ESPP, no employee may purchase more than $25,000 worth of common stock (based on the fair market value of the common stock on the first day of the offering period) during any calendar year, and the aggregate number of shares purchased under the ESPP in any purchase period under all offering periods ongoing at that time may not exceed 200,000 shares.

     Offering Periods and Purchase Periods. The ESPP is divided into 12-month offering periods with a new offering period beginning each January 1 and July 1 and ending on the next December 31 and June 30, respectively. Each offering period is divided into two six-month purchase periods beginning on January 1 and July 1 and ending on June 30 and December 31, respectively. During the offering periods, participating employees accumulate funds in an account used to buy common stock through payroll deductions. Payroll deductions accrue at a rate of not less than 1% and not more than 10% of an employee's base pay, overtime, shift premiums and commissions paid during each payroll period in a purchase period. At the end of each six-month purchase period, the purchase price is determined and the participating employee's accumulated funds are used to purchase the appropriate whole number of shares of common stock.

     Purchase Price. The purchase price per share of common stock is 85% of the lesser of (a) the fair market value of the common stock on the first day of the offering period and (b) the fair market value on the last trading day of the purchase period. "Fair market value" is defined in the ESPP as the closing sales price for that day as reported by Nasdaq. On April 18, 2002 the closing sales price for our common stock on the Nasdaq National Market System was $17.60.

     Automatic Transfer to New Offering Period. In the event that the fair market value of our common stock on the last day of the purchase period is lower than the fair market value on the first day of that offering period, all participants in the offering period will be automatically withdrawn from that offering period after the purchase of stock for that purchase period and will be automatically re-enrolled in the immediately following offering period.

     Effect of Termination. Employees who terminate their employment with us for any reason prior to the last trading day of a purchase period will not be allowed to acquire shares under the ESPP for that purchase period. Upon termination of employment, we will pay the balance in the employee's account to the employee or to his or her estate without interest.

     Transferability. Neither payroll deductions credited to an employee's account under the ESPP nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way by the employee, other than by will or the laws of descent and distribution. However, a participant in the ESPP may designate a beneficiary to receive any shares or cash remaining in such employee's account at the time of his or her death by providing a written notice of such designation to us.

     Change of Control. In the event of a merger or sale of all or substantially all of our assets, each option to purchase shares during an ongoing offering period will be assumed or substituted for by the successor corporation unless the Board of Directors determines in its sole discretion to shorten the offering period and set a new purchase date in lieu of such assumption or substitution. In the event of a proposed liquidation or dissolution, the offering period will terminate immediately prior to the consummation of such proposed action.

     Amendment, Suspension and Termination of the ESPP. The Board has the power to amend, suspend or terminate the ESPP, except that the Board may not amend the ESPP without stockholder approval if such approval is required under Code
Section 423. Unless sooner terminated, the ESPP will terminate on February 11, 2013.

     Federal Income Tax Consequences. The Company intends that the ESPP qualify as an "employee stock purchase plan" under Code Section 423. The following discussion summarizes the material federal income tax consequences to the Company and the participating employees in connection with the ESPP under existing applicable provisions of the Code and the United States Treasury regulations promulgated thereunder. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on federal income tax laws in effect on the date of this Proxy Statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of state, local or foreign tax laws. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the ESPP. Therefore, we strongly encourage participants to consult their own tax advisors as to the specific federal income tax or other tax consequences of their participation in the ESPP.

     Under the Code, the Company is deemed to grant participants in the ESPP an "option" on the first day of each offering period to purchase as many shares of common stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period at the end of each purchase period. On the last day of each six-month purchase period during the offering period, the purchase price is determined and the employee is deemed to have exercised the "option" and purchased the number of shares of common stock his or her accumulated payroll deductions will purchase at the purchase price.

     The required holding period for favorable federal income tax treatment upon disposition of common stock acquired under the ESPP is the later of (1) two years after the deemed "option" is granted (the first day of an offering period) and (2) one year after the deemed "option" is exercised and the common stock is purchased (the last day of a purchase period). When the common stock is disposed of after this period (a "qualifying disposition"), the employee realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the common stock at the time the deemed "option" was granted exceeded the "option price" and (b) the amount by which the fair market value of the common stock at the time of the disposition exceeded the "option price." The "option price" is equal to 85% of the lesser of the fair market value of the common stock on the first day of the offering period and the fair market value of the common stock on the last day of the purchase period. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the last day of a purchase period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

     When an employee sells the common stock before the expiration of the required holding period (a "disqualifying disposition"), the employee recognizes ordinary income to the extent of the difference between the price actually paid for the common stock and the fair market value of the common stock at the date the option was exercised (the last day of a purchase period), regardless of the price at which the common stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the employee held the shares more than 12 months. If the sale price is less than the fair market value of the common stock at the date of exercise, then the employee will have a capital loss equal to such difference.

     Even though an employee must treat part of his or her gain on a qualifying disposition of the common stock as ordinary income, the Company may not take a business deduction for such amount. However, if an employee makes a disqualifying disposition, the amount of income that the employee must report as ordinary income qualifies as a business deduction for the Company for the year of such disposition.

     The United States Treasury has proposed regulations under which the purchase of stock under the ESPP will result in wages subject to withholding for FICA (Social Security and Medicare) and FUTA employment tax purposes. These proposed regulations are currently in a comment period and are subject to challenge. However, barring a change in the proposed treasury regulations, beginning in 2003 a purchase made under the ESPP will result in wages subject to withholding for FICA (Social Security and Medicare) and FUTA employment tax purposes equal to the amount by which the fair market value of the acquired stock on the purchase date exceeds the purchase price under the terms of the ESPP.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            A VOTE "FOR" APPROVAL OF THE GYMBOREE CORPORATION 1993
              AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

                             ---------------------

                                PROPOSAL FOUR:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit our financial statements for the fiscal year ending February 1, 2003, and recommends that the stockholders vote for ratification of such appointment.

     Deloitte & Touche LLP has served as our independent auditors since 1987. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

     The fees billed to us by Deloitte & Touche LLP for fiscal year 2001 are as follows:

     Audit Fees. The aggregate fees billed for the audit of our annual financial statements for fiscal year 2001 and for the reviews of our quarterly financial statements for fiscal year 2001 totaled approximately $335,171.

     Financial Information Systems Design and Implementation Fees. No fees were billed by Deloitte & Touche LLP for the design or implementation of the Company's financial information systems, within the meaning of Rule 2-01(c)(4)(ii) of Regulation S-X, during fiscal year 2001.

     All Other Fees. The aggregate fees billed for all other non-audit services, including tax assistance, provided by Deloitte & Touche LLP during fiscal year 2001 totaled approximately $379,677.

     The Audit Committee has considered whether, and believes that, the non-audit services provided by Deloitte & Touche LLP as described above are compatible with maintaining Deloitte & Touche LLP's independence as our principal accountants.

                 THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY
        RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF
          DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                 FOR THE FISCAL YEAR ENDING FEBRUARY 1, 2003.

Audit Committee Report

     The Audit Committee is responsible for the review of our auditing, accounting, financial reporting and internal control functions and for recommending to the Board of Directors and stockholders the selection of our independent auditors. The Audit Committee is expected to review with management and our independent auditors the quality of our accounting principles and financial reporting, and the independence of our auditors. The Audit Committee:


     o Considers in consultation with the independent auditors and management the scope of the annual audit and the independent auditors fees and, in the event that either an internal auditing staff is employed or any third party is engaged to carry out the internal audit function, meets independently with them as well as with our independent auditors.

     o Reviews the general scope of our accounting, financial reporting, annual audit and internal audit programs, matters relating to internal control systems and results of the annual audit.

     o Reviews written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, discusses with the independent auditors their independence, and reviews the non-audit fees and services provided by the independent auditors.

     The Audit Committee considers, in consultation with the independent auditors and management, the financial reporting process, the system of internal controls, and the audit process. Each of the Audit Committee members satisfied the definition of independent director as established in Rule 4002(a)(15) of the National Association of Securities Dealers listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which was attached to our 2001 Proxy Statement as Appendix A. The Audit Committee met ten times during the fiscal year 2001.

     The Audit Committee has reviewed our audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with Deloitte & Touche, LLP, Gymboree's independent auditors during the fiscal year 2001, the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards). The Audit Committee received from Deloitte & Touche, LLP the written disclosures and the letter required by Independent Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that Gymboree's audited consolidated financial statements be included in our Annual Report on Form 10-K and the Annual Report to Stockholders for the year ended February 2, 2002, and be filed with the U.S. Securities and Exchange Commission ("SEC").

                                        THE AUDIT COMMITTEE
                                        William U. Westerfield, Chairman
                                        John C. Pound
                                        Barbara L. Rambo

                             EXECUTIVE COMPENSATION

     The following table shows the compensation earned during fiscal years 1999, 2000 and 2001 by (i) the Company's Chief Executive Officers during fiscal year 2001, (ii) the two other executive officers during fiscal year 2001 who were still serving as executive officers at the end of fiscal year 2001, and
(iii) one additional person who would have been among the most highly compensated executive officers during fiscal year 2001 but for the fact that he was not still serving as an executive officer at the end of fiscal year 2001 (collectively, the "Named Executive Officers"). Bonus compensation is reported in the fiscal year the compensation is earned.

                          SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                                                            Compensation Awards
                                                                          -----------------------
                                                Annual Compensation
                                             --------------------------          Securities             All Other
Name and Principal Position         Year      Salary ($)     Bonus ($)     Underlying Options (#)    Compensation ($)
---------------------------         ----      ----------     ---------     ----------------------    ----------------
Stuart G. Moldaw (1) ............   2001       $243,306      $ 56,032                   0              $    434(2)
 Chairman of the Board and          2000        464,903       306,197             683,000
 Former Chief Executive Officer

Lisa M. Harper (3) ..............   2001        447,115       146,250             300,000                   750(2)
 Chief Executive Officer and Vice   2000        326,346       170,288             450,000                   495(2)
 Chair of the Board                 1999        200,865        52,709              60,000                   375(2)

Alison L. May (4) ...............   2001        288,750        81,250             200,000                   908(2)
 Former Executive Vice President,
 Chief Operating Officer,
 Secretary and Acting Chief
 Financial Officer

Myles McCormick (5) .............   2001        106,730        33,750              40,000                   138(2)
 Chief Financial Officer and Vice
 President, Finance

Lawrence H. Meyer (6) ...........   2001        163,081             0                   0               330,109(7)
 Former Chief Financial Officer,    2000        300,000       150,000             200,000                   540(2)
 Secretary and Management           1999        285,384       148,077             115,000                64,099(8)
 Advisor

----------
(1) Mr. Moldaw was Chief Executive Officer from February 2000 until February 6, 2001. Mr. Moldaw has been a director since May 1982 and was the Chairman of the Board from January 1990 through January 1993 and again from January 1994 to the present time. All of Mr. Moldaw's salary in fiscal year 2001 was earned as compensation for his role as Chairman of the Board.

(2) Represents life insurance premiums paid by us on a term life insurance policy where Gymboree is not the beneficiary of the policy.

(3) Ms. Harper was named Chief Executive Officer and Vice Chair of the Board in February 2001 and has been a member of the Board of Directors since June 2000. Ms. Harper joined Gymboree in January 1999 as Vice President, Design. In December 1999, she was named Senior Vice President, Merchandising and Design. In February 2000, she was named General Merchandise Manager. In September 2000, she was named President.

(4) Ms. May joined Gymboree in March 2001 as Executive Vice President and Chief Operating Officer and was appointed Secretary in May 2001. Upon Mr. Meyer's resignation as Senior Vice President and Chief Financial Officer in May 2001, Ms. May was also named Acting Chief Financial Officer, a position she held until the appointment of Mr. McCormick as Chief Financial Officer in February 2002. Ms. May terminated her employment with us on April 7, 2002.

(5) Mr. McCormick joined Gymboree in May 2001 as Vice President, Finance. He was appointed Chief Financial Officer in February 2002.

(6) Mr. Meyer served as Management Advisor from May 2001 through July 2001. Mr. Meyer also served as our Senior Vice President and Chief Financial Officer from September 1998 through May 2001 and as Secretary from March 2000 until May 2001. Mr. Meyer terminated his employment with us effective July 2001.

(7) Represents (a) $270,000 paid to Mr. Meyer in connection with a severance agreement between Gymboree and Mr. Meyer in July 2001, (b) $59,800 in loan forgiveness on an outstanding promissory note cancelled in connection with the severance agreement and (c) $309 in life insurance premiums paid by us on a term life insurance policy where Gymboree is not the beneficiary of the policy. For more information on the severance agreement with Mr. Meyer, please see the section entitled "Certain Relationships and Related Transactions" below.

(8) Represents $63,532 in moving expenses and $567 in life insurance premiums paid by us on a term life insurance policy where Gymboree is not the beneficiary of the policy.

Option Grants and Exercises

     The following table sets forth certain information with respect to stock option grants during the fiscal year ended February 2, 2002 to the Named Executive Officers.

                         Option Grants in Fiscal 2001

                                                  Individual Grants
                                             ---------------------------
                                                                                            Potential Realizable
                                               Percent of                                     Value at Assumed
                                Number of     Total Options                                    Annual Rate of
                               Securities      Granted to                                 Stock Price Appreciation
                               Underlying     Employees in   Exercise or                    for Option Term($)(3)
                                 Options       Fiscal Year   Base Price     Expiration    -------------------------
Name                         Granted (#)(1)      (%)(2)       ($/Share)        Date            5%           10%
----                         --------------   ------------   -----------  --------------  ------------ ------------
Stuart G. Moldaw ..........            0           0.0%       $      0                     $        0   $        0
Lisa M. Harper ............      150,000          12.8%          12.00     Feb. 8, 2011     1,132,010    2,868,736
                                 150,000          12.8%           5.75   Sept. 25, 2011       542,422    1,374,603
Alison L. May .............      100,000           8.5%          10.50    March 7, 2011       660,339    1,673,430
                                 100,000           8.5%           5.75   Sept. 25, 2011       361,614      916,402
Myles McCormick ...........       20,000           1.7%           4.92     May 14, 2011        61,883      156,824
                                  20,000           1.7%           5.75   Sept. 25, 2011        72,323      183,280
Lawrence H. Meyer .........            0           0.0%              0                              0            0

----------
(1) The options granted to the Named Executive Officers during fiscal year 2001 have ten-year terms and will vest and become exercisable over a four-year period. Option grants made on initial hiring typically vest 25% on the first anniversary and 1/48th per month thereafter. Grants to existing employees typically vest at a rate of 1/48th per month from the date of grant. In the event of a "Change of Control" as defined in the 1993 Stock Option Plan, the options will vest 100% and will be settled for cash upon the occurrence of the Change of Control according to a formula set forth under the 1993 Plan.

(2) Based on an aggregate of 1,171,504 options granted to employees of Gymboree under our 1993 Stock Option Plan, as amended, during the fiscal year ended February 2, 2002.

(3) In accordance with the rules of the SEC, the potential realizable value over the term of the option (the period from the grant date to the expiration date) is based on SEC-mandated assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimates of our future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the common stock.

         Aggregate Option Exercises in Fiscal 2001 and Year-end Values

     The following table sets forth information regarding option exercises by the Named Executive Officers in the fiscal year ended February 2, 2002 and unexercised stock options held by the Named Executive Officers as of February 2, 2002.

                                                                  Number of Securities                   Value of Unexercised
                                                                 Underlying Unexercised                  In-the-Money Options
                                Shares                         Options at February 2, 2002             at February 2, 2002 (1)
                               Acquired         Value      -----------------------------------   -----------------------------------
Name                       on Exercise (#)   Realized ($)  Exercisable (#)   Unexercisable (#)   Exercisable ($)   Unexercisable ($)
----                       ---------------   ------------  ---------------   -----------------   ---------------   -----------------
Stuart G. Moldaw ........       13,825      $56,089            780,740             89,919       $5,890,370        $ 684,184
Lisa M. Harper ..........       25,000      177,773            207,636            549,169        1,532,523        4,847,201
Alison L. May(2) ........            0            0                  0            200,000                0        1,227,000
Myles McCormick .........            0            0                  0             40,000                0          357,000
Lawrence H. Meyer(3)            33,332       53,138                  0                  0                0                0

----------
(1) Value is based on the $14.26 per share closing price of our common stock on the Nasdaq Stock Market on February 1, 2002, less the exercise price.

(2) Ms. May terminated employment with us on April 7, 2002. As of that date, options to purchase 9,607 shares were vested and exercisable and any unvested options terminated. Her vested options will expire 30 days after termination to the extent that they are not exercised.

(3) Mr. Meyer terminated his employment with us in July 2001. All unexercised options previously granted to Mr. Meyer have expired.


Plans Not Subject to Stockholder Action

     The following table sets forth certain information with respect to the shares of our common stock that were authorized for issuance under all of our equity compensation plans in effect as of the end of our last fiscal year. The table does not include shares that will be authorized pursuant to the 2002 Stock Incentive Plan or the 1993 Amended and Restated Employee Stock Purchase Plan submitted to the stockholders for approval at the Annual Meeting. We do not have any equity compensation plans that have not been approved by our stockholders.

                                         Number of Shares        Weighted-Average      Number of Shares
                                         to be Issued Upon        Exercise Price      Remaining Available
                                            Exercise of           of Outstanding         for Issuance
                                       Outstanding Options,     Options, Warrants        Under Equity
Plan Category                           Warrants and Rights         and Rights        Compensation Plans
-------------                         ----------------------   -------------------   --------------------
Equity Compensation Plans Approved
 by Stockholders ..................        4,073,187(1)               $8.85                281,150(2)
Equity Compensation Plans Not
 Approved by Stockholders .........                0                      0                      0
Total .............................        4,073,187                  $8.85                281,150

----------
(1) Of these shares, options to purchase 4,072,373 shares of common stock were outstanding under our 1993 Stock Option Plan and options to purchase 814 shares of common stock were outstanding under our 1982 Stock Option Plan.

(2) Of these shares, a maximum of 200,000 per year were available for grant as stock purchase rights under the 1993 Stock Option Plan. Assuming we receive stockholder approval of the 2002 Plan proposed for adoption at the Annual Meeting, we will suspend the 1993 Plan and such shares will no longer be available for issuance as stock purchase rights. The 2002 Plan does not allow for the grant of stock purchase rights.

Employment Contracts and Termination of Employment and Change-of-Control Arrangements

     Gymboree offers its executives certain benefits under its Management Change of Control Plan, its Management Severance Plan for persons hired prior to September 2000 (the "First Management

Severance Plan") and its Management Severance Plan for persons hired during or after September 2000 (the "Second Management Severance Plan"). Under the Management Change of Control Plan, executives who are participants in the plan are eligible to receive certain lump-sum payments and continued benefits if their employment terminates on an involuntary basis within 18 months following a Change of Control of the Company (as defined below). Under the plan, an employee will generally be deemed to have been involuntarily terminated upon
(i) a significant reduction in title, duties or responsibilities, (ii) a reduction in annual base salary or in the annual maximum dollar amount of potential cash bonuses, (iii) a material reduction in the kind or level of employee benefits so that the overall benefits package is significantly reduced, (iv) a relocation to a place of employment more than 25 miles from the previous place of employment, (v) a purported termination other than for disability or cause (as each is defined in the plan), or (vi) the failure of the Company's successor to assume the obligations of the Company under the plan.

     Under the First Management Severance Plan, executives who are participants in the plan are eligible to receive certain lump-sum payments if their employment with the Company terminates on an involuntary basis unrelated to a Change of Control of the Company. For purposes of the First Management Severance Plan, an employee will generally be deemed to have been involuntarily terminated upon any termination other than for disability or cause (as each is defined in the plan) or the failure of the Company's successor to assume the obligations of the Company under the plan. An involuntary termination will not be deemed to have occurred solely by virtue of: (i) a reduction in title, duties or responsibilities, (ii) a reduction in annual base salary or in the annual maximum dollar amount of potential cash bonuses, or (iii) a reduction in the kind or level of employee benefits.

     Under the Second Management Severance Plan, executives who are participants in the plan are eligible to receive certain payments over a 12-month period (subject to cessation or adjustment if the executives accept offers of employment elsewhere) if their employment with the Company terminates on an involuntary basis unrelated to a Change of Control of the Company. For purposes of the Second Management Severance Plan, an employee will generally be deemed to have been involuntarily terminated upon (i) a significant reduction in title, duties or responsibilities, (ii) a reduction in annual base salary or in the annual maximum dollar amount of potential cash bonuses, (iii) a material reduction in the kind or level of employee benefits so that the overall benefits package is significantly reduced, (iv) a relocation to a place of employment more than 25 miles from the previous place of employment, (v) a purported termination other than for disability or cause (as each is defined in the plan), or (vi) the failure of the Company's successor to assume the obligations of the Company under the plan.

     For the purposes of the foregoing plans, a "Change of Control" of the Company is generally defined as (1) an acquisition of 50% or more of the voting power in the Company, (2) a change in the composition of the Board of Directors of the Company in a two-year period, without the approval of the "Incumbent Directors" (as defined in the plan), that results in fewer than a majority of the Incumbent Directors remaining in office, (3) the completion of a merger where the existing stockholders of the Company do not hold more than 50% of the voting power of the surviving entity, or (4) the sale or disposition of all or substantially all of the assets of the Company.

     In the event of a Change of Control, all outstanding awards under the 1993 Stock Option Plan and the 2002 Stock Incentive Plan will become immediately vested and exercisable on that date and will be terminated in exchange for cash payments calculated by a formula under the appropriate plan. The 1993 Plan and the 2002 Plan define a "Change of Control" as the acquisition by any person other than Gymboree, a subsidiary of Gymboree or an employee benefit plan of Gymboree of 50% or more of the voting power of our outstanding securities, a merger or consolidation that would result in a change of ownership of at least 50% of the voting securities, or a change in the Board of Directors such that the majority of directors are no longer "incumbent directors" as that term is defined in the 1993 Plan and the 2002 Plan.

     Under our 1993 Amended and Restated Employee Stock Purchase Plan, in the event of merger or sale of all or substantially all of our assets, the option to purchase shares granted under the ESPP will be assumed and substituted for by the successor corporation unless the Board of Directors determines in its sole discretion to shorten the offering period and set a new purchase date prior to such merger or sale of assets.

Compensation Committee Report on Executive Compensation

     The Compensation Committee is responsible for reviewing and approving our compensation policies and the levels of compensation paid to executive officers.

     The following is the report of the Compensation Committee describing compensation policies and philosophy applicable to our executive officers with respect to compensation paid to such executive officers for the fiscal year ended February 2, 2002.


  Compensation Philosophy

     The general philosophy of our compensation program is to offer executive officers competitive compensation based both on Gymboree's performance and on the individual's contribution and performance. Our compensation policies are intended to motivate, reward and retain highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to our long-term success.

     There are three main components of our executive compensation program:

     o  Base Salary

     o  Annual Bonus

     o  Stock Incentives


  Base Salary

     Executive officers' salaries have been targeted at a level that, when combined with the annual bonus, is at or above the average rates offered by competitive companies. The Compensation Committee believes that these rates are necessary to retain key employees. The Compensation Committee reviews and approves salaries for the Chief Executive Officer and the executive officers on an annual basis, generally in the first fiscal quarter.


  Annual Bonus

     Annual incentive bonuses for executive officers are intended to reflect the Compensation Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon our performance, as well as the individual contribution of each officer.

     To carry out this philosophy, we have implemented The Gymboree Corporation Discretionary Bonus Plan (the "Discretionary Bonus Plan"), which provides executive officers and other employees the opportunity to earn annual incentive bonuses. The purpose of the Discretionary Bonus Plan is to attract, retain, motivate and reward employees by directly linking the amount of any cash bonus to specific corporate and/or divisional financial goals. To this end, specific earnings measurements are defined each year and threshold, target and maximum payout levels are established to reflect our objectives. These goals and the potential amounts of bonuses are reviewed and approved by the Compensation Committee in the first fiscal quarter of each year. The Compensation Committee also takes into consideration the need to recruit and retain senior management talent in a competitive employment environment. The Compensation Committee believes that the Discretionary Bonus Plan provides an excellent link between earnings performance and the incentives paid to executives.


  Stock Incentives

     We use stock options as long-term incentives to reward and retain executive officers. The Compensation Committee believes that these programs serve to link management interests with stockholder interests and to motivate executive officers to make long-term decisions that are in our best interests and that will, over the long-term, promote better returns to stockholders.

     Stock options are granted to executive officers periodically. Generally, stock options vest over four years following the grant date. Options cease vesting upon termination of the holder's employment service relationship with us. Under the terms of options that are currently outstanding, the holder will have 30 days in which to exercise the vested portion of the option following termination. However, we intend that future options granted by us will typically have a 90-day post termination exercise period. The Compensation Committee believes that stock option grants provide an incentive that focuses the executives' attention on the Company from the perspective of an owner with an equity stake in the business. Because options are typically granted with an exercise price equal to the fair market value of the common stock on the date of the grant, our stock options are tied to the future performance of our common stock and will provide value to the recipient only when the price of our common stock increases above the exercise price, that is, only to the extent that stockholders as a whole have benefited.


  Compensation of the Chief Executive Officers

     The compensation paid to Lisa M. Harper and Stuart G. Moldaw during fiscal year 2001 was established in accordance with the guidelines applicable to all executive officers, set forth above. Based on the continued improvement of the Company's financial position, including a return to profitability, and the strengthening of our sales and marketing strategies under Ms. Harper's leadership, the Compensation Committee determined that the compensation and bonus amounts paid to Ms. Harper for her role as Chief Executive Officer in the last fiscal year were in keeping with the contribution she made to the Company during the year.



                                        THE COMPENSATION COMMITTEE



                                        Walter F. Loeb, Chairman
                                        Michael Steinberg

Performance Graph

     The following line graph compares the annual percentage change in the cumulative total stockholder return for our common stock with the Nasdaq U.S. Index and a SEC defined peer group of companies identified as SIC Code 5600 and whose primary business is the operation of apparel and accessory retail stores (the "Peer Group"). The graph assumes that $100 was invested in our common stock on February 2, 1997. In accordance with the guidelines of the SEC, the stockholder return for each entity in the Peer Group has been weighted on the basis of market capitalization as of each measurement date set forth in the graph. The information in the graph is provided in annual intervals. Historical stock price performance should not be considered indicative of future stock price performance.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                        AMONG THE GYMBOREE CORPORATION,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                                                                     Cumulative Total Return
                                               -------------------------------------------------------------------
                                                   2/2/97    1/31/98    1/30/99     1/29/00     2/3/01     2/2/02

THE GYMBOREE CORPORATION                           100.00     114.67      34.24       20.38      65.22      62.00
NASDAQ STOCK MARKET (U.S.)                         100.00     117.99     184.64      288.57     202.09     143.01
PEER GROUP                                         100.00     159.63     269.88      233.30     257.07     207.21


* $100 Invested on 2/2/97 in stock or on 1/31/97 in index-including reinvestment of dividends.

Certain Relationships and Related Transactions

     In July 2001, we entered into a promissory note with Lisa M. Harper, our Chief Executive Officer, under which she is obligated to repay us a principal sum of $115,000 at an interest rate of 5.50% per annum, compounded annually. The principal amount and all accrued interest is payable in its entirety in July 2005. As of April 18, 2002, the outstanding principal and interest due on the promissory note was $119,644. If Ms. Harper voluntarily ceases to be a full-time employee or consultant of Gymboree prior to the date the note is fully repaid, the remaining balance of the principal sum will be immediately due and payable.

     In February 2002, we renegotiated a promissory note with Ms. Harper under which she is obligated to repay us a principal sum of $85,000 at an interest rate of 6.15% per annum due in installments ending March 2006. As of April 18, 2002, the outstanding principal and interest due on the promissory note was $95,756. If Ms. Harper ceases to be a full-time employee of Gymboree prior to the date the note is fully repaid, the remaining balance of the principal sum will be immediately due and payable.

     In July 2001, the Company entered into a Separation Agreement and Release with Lawrence H. Meyer, our Management Advisor during part of 2001 and formerly our Senior Vice President and Chief Financial Officer. Pursuant to the terms of that Separation Agreement, we paid Mr. Meyer a lump-sum payment on termination of $270,000 and forgave Mr. Meyer's debt to us in the amount of $59,800 representing the outstanding amount on a promissory note that Mr. Meyer was obligated to repay in installments ending March 2004. In exchange for the foregoing, Mr. Meyer agreed to release Gymboree from all claims, if any, including any claims he may have had for payments under the First Management Severance Plan.

     In September 2001, Stuart G. Moldaw exercised warrants to purchase 252,525 shares of common stock of the Company at $2.97 per share. The fair market value of our common stock on the date of exercise was $6.69. Mr. Moldaw acquired the warrants in May 2000 in connection with Gymboree's issuance of 3,198,670 shares of common stock at $2.97 per share and attached warrants to purchase 479,803 shares of common stock at $2.97 per share. A total of 252,525 warrants were issued to Mr. Moldaw.

     During fiscal year 2001, Gymboree sold $2.7 million of apparel and accessories to Ross Stores, Inc., a retailer for which Stuart G. Moldaw serves as a director and Chairman Emeritus.

     In April 2002, the Company entered into a General Waiver and Release with Alison L. May, our former Executive Vice President, Chief Operating Officer, Secretary and Acting Chief Financial Officer. Pursuant to the terms of that agreement, we paid Ms. May, upon termination of her employment, a severance payment of $162,500. In exchange for the foregoing, Ms. May agreed to release Gymboree from all claims, if any, she may have had for severance or otherwise upon termination of her employment.


Security Ownership

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's common stock as of April 18, 2002 by (i) each beneficial owner of more than 5% of the Company's common stock, (ii) each director and each nominee, (iii) each Named Executive Officer, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

     Except as indicated below, the address for each listed director and officer is c/o The Gymboree Corporation, 700 Airport Boulevard, Suite 200, Burlingame, California 94010. The number of shares outstanding used in calculating the percentages in the table below includes the shares underlying options or warrants held by such person that are exercisable within 60 days of April 18, 2002, but excludes shares underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 28,831,304 shares outstanding as of April 18, 2002.

                                           Amount and Nature of
Name and Address of Beneficial Owners      Beneficial Ownership     Percent of Class
-------------------------------------      ---------------------    ----------------
Stuart G. Moldaw (1) ..................          2,941,177              9.9%

Lord, Abbett & Co (2) .................          1,629,295              5.7%
 90 Hudson Street
 Jersey City, NJ 07302

U.S. Bancorp (3) ......................          1,465,576              5.1%
 601 -- 2nd Avenue South
 Minneapolis, MN 55402

Dimensional Fund Advisors (4) .........          1,453,100              5.0%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401

Lisa M. Harper (5) ....................            248,882                *

Alison L. May (6) .....................              7,395                *

Myles McCormick (7) ...................             11,654                *

Lawrence H. Meyer .....................                  0                *

Walter Loeb (8) .......................             54,671                *

Barbara L. Rambo (9) ..................             12,500                *

William U. Westerfield (10) ...........              8,625                *

Michael Steinberg (11) ................                625                *

John C. Pound (12) ....................            365,433              1.3%

All directors and officers as a group
 (8 persons) (13) .....................          3,643,567             12.1%

----------
*     Less than 1%.

(1) Includes 839,992 shares underlying options that are exercisable within 60 days of April 18, 2002. Voting and/or dispositive power is shared for certain of these shares with Stuart G. Moldaw and Phyllis I. Moldaw, Trustees for the SGM and PIM Trust, a California living trust, and the Moldaw Variable Fund.

(2) According to a 13F filed with the SEC on April 11, 2002, Lord, Abbett & Co. beneficially owned 1,629,295 shares, or 5.7% of the Company's common stock.

(3) According to a 13G filed with the SEC on February 13, 2002, U.S. Bancorp, a holding company, beneficially owned 1,465,576 shares, or 5.1% of the Company's common stock, of which dispositive power is shared for 1,875 of those shares with U.S. Bancorp Asset Management Inc. The 13G indicates that U.S. Bancorp has made the filing on behalf of certain of its subsidiaries, U.S. Bank National Associates, U.S. Bancorp Piper Jaffray, Inc. and U.S. Bancorp Asset Management, Inc. The filing further states that U.S. Bancorp Asset Management, Inc., an investment advisory company, beneficially owns 1,462,322 shares, of which dispositive power is shared for 1,875 of those shares with U.S. Bancorp.

(4) According to a 13G filed with the SEC on February 12, 2002, Dimensional Fund Advisors beneficially owns 1,453,100 shares, or 5.0% of the Company's common stock.

(5) Includes 248,882 shares underlying options that are exercisable within 60 days of April 18, 2002.

(6) Includes 0 shares underlying options that are exercisable within 60 days of April 18, 2002. Ms. May terminated her employment with us as of April 7, 2002. Any options that were vested as of that date will expire 30 days after her termination to the extent that they are not exercised.

(7) Includes 11,654 shares underlying options that are exercisable within 60 days of April 18, 2002.

(8) Includes 14,750 shares underlying options and 5,051 shares underlying warrants that are exercisable within 60 days of April 18, 2002.

(9) Includes 11,500 shares underlying options that are exercisable within 60 days of April 18, 2002.

(10) Includes 8,625 shares underlying options that are exercisable within 60 days of April 18, 2002.

(11) Includes 625 shares underlying options that are exercisable within 60 days of April 18, 2002.

(12) Includes 625 shares underlying options that are exercisable within 60 days of April 18, 2002. Also includes 89,050 shares and 75,758 shares underlying warrants held by Asdale, Ltd., and 200,000 shares held by Nettlestone, Ltd., corporations for which Mr. Pound acts as an advisor by virtue of being the controlling stockholder in Integrity Partners, Inc.

(13) Includes 1,136,653 shares underlying options and 80,809 shares underlying warrants that are exercisable within 60 days of April 18, 2002. Ms. May and Mr. Meyer were not officers of Gymboree as of April 18, 2002 and therefore are not included in this group.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, with respect to fiscal year 2001, all filing requirements applicable to our officers, directors and 10% stockholders were met.


Deadline for Receipt of Stockholder Proposals for 2003 Annual Meeting

     Proposals of stockholders of Gymboree which are intended to be presented by such stockholders at our 2003 Annual Meeting must be received by us no later than January 10, 2003 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     In addition, our bylaws establish an advance notice procedure for stockholder proposals, including nominations for the election of directors. A copy of the full text of the bylaw provisions setting forth the advance notice procedure may be obtained by writing to our Secretary. For proposals and nominations to be properly brought before the 2003 Annual Meeting by a stockholder, the stockholder must provide written notice delivered to or mailed to and received by our Secretary at our principal executive offices no later than January 10, 2003. Any notice of a proposal or nomination received by us after that date will be considered untimely.

                                 OTHER MATTERS


     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

     Copies of The Gymboree Corporation Annual Report to Stockholders are being mailed to stockholders, together with this Proxy Statement. Additional copies may be obtained from the Secretary of Gymboree at 700 Airport Boulevard, Suite 200, Burlingame, California 94010.

     The Annual Report of The Gymboree Corporation on Form 10-K for the fiscal year ended February 2, 2002, as filed with the Securities and Exchange Commission, is included in The Gymboree Corporation 2001 Annual Report to Stockholders.


                                        FOR THE BOARD OF DIRECTORS


                                        /s/ Myles Mccormick
                                        MYLES McCORMICK
                                        Secretary


Dated: May 10, 2002

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    ANNEX A

                            THE GYMBOREE CORPORATION

                           2002 STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this 2002 Stock Incentive Plan are:

     o    to attract and retain the best available personnel,

     o to provide additional incentive to Employees, Consultants and Outside Directors, and

     o    to promote the success of the Company's business.

     2. Definitions. As used herein, the following definitions shall apply:

     "Administrator" means the Board or any Committee as shall be administering the Plan, in accordance with Section 4 of the Plan.

     "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans under state corporate and securities laws and the Code.

     "Board" means the Board of Directors of the Company.

     "Cause" means, unless otherwise defined in the instrument evidencing the Option or in a written employment or services agreement between the Company or a Subsidiary or Parent and the Optionee, means dishonesty, fraud, misconduct, unauthorized use, or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a Committee appointed by the Board in accordance with
Section 4 of the Plan.

     "Common Stock" means the Common Stock of the Company.

     "Company" means The Gymboree Corporation, a Delaware corporation.

     "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, so long as such Consultant (a) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) does not directly or indirectly promote or maintain a market for the Company's securities.

     "Continuous Status as an Employee, Consultant or Outside Director" means that the employment, consulting or Outside Director relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of: (i) change of status from an Employee to a Consultant; (ii) change in status from a Consultant to an Employee; (iii) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (iv) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

     "Director" means a member of the Board.

     "Disability" unless otherwise defined by the Administrator or in an employment contract means total and permanent disability as defined in Section 22(e)(3) of the Code.

     "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means the per share value of Common Stock determined in good faith by the Administrator or, if the Common Stock is (a) listed on the Nasdaq National Market, the closing sales price for the Common Stock as reported by that market for regular session trading for a single trading day (b) listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for regular session trading for a single trading day, (c) quoted on the Nasdaq SmallCap Market, the last sales price as reported by that market for a single trading day, or (d) quoted on the OTC Bulletin Board Service or by the National Quotation Bureau, Inc., the average of the high bid and low asked prices reported by such service for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

     "Incentive Stock Option" means an Option granted with the intention to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     "Nonstatutory Stock Option" means an Option granted with the intention to not qualify as an Incentive Stock Option.

     "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

     "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     "Option" means the right to purchase Common Stock granted pursuant to the Plan.

     "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option. The Option Agreement is subject to the terms and conditions of the Plan.

     "Optioned Stock" means the Common Stock subject to an Option.

     "Optionee" means an Employee, Consultant or Outside Director who holds an outstanding Option.

     "Outside Director" means a member of the Board who is not an Employee or a Consultant.

     "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     "Plan" means The Gymboree Corporation 2002 Stock Incentive Plan, as amended and restated from time to time.

     "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Share" means a share of the Common Stock, as adjusted in accordance with
Section 12 of the Plan.

     "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be authorized for issuance under the Plan is 1,100,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares that were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

     In addition, (a) any authorized shares not issued or subject to outstanding awards under the Company's 1993 Stock Option Plan (the "Prior Plan") on the date of stockholder approval of the Plan and (b) any shares subject to outstanding awards under the Prior Plan on such date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in Shares), up to an aggregate maximum of 4,231,075 shares, subject to adjustment from time to time as provided in Section 12, shall cease, as of such date, to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant under the Plan.

     4. Administration of the Plan.

        (a)   Procedure.

              (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of persons providing services to the Company.

              (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

              (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

        (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i) to select the Consultants and Employees to whom Options may be granted hereunder;

              (ii) to determine whether and to what extent Options are granted hereunder;

              (iii) to determine the number of shares of Common Stock to be covered by each Option;

              (iv)   to approve forms of agreements for use under the Plan;

              (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vi) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

              (vii)  to construe and interpret the terms of the Plan;

              (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

              (ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

              (x) to determine the terms and restrictions applicable to Options; and

              (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees.

        (d) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Options to one or more classes of grantees on such terms and conditions as determined by the Administrator from time to time.

     5. Eligibility.

        (a) Options may be granted to Employees, Consultants and Outside Directors of the Company and any Subsidiary or Parent as the Administrator from time to time selects, provided that (i) Incentive Stock Options may only be granted to Employees and (ii) only Nonstatutory Stock Options may be granted to Outside Directors, and such grants may only be made in accordance with the provisions of Section 5(b) hereof.

        (b) All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made in accordance with the following provisions:

              (i) On the date first elected to the Board (the "Initial Grant") and on each anniversary date of such election (the "Annual Grant") thereafter during his or her term as an Outside Director, each Outside Director shall automatically receive an Option to purchase 2,500 Shares. In addition, each Outside Director who is appointed the chairperson of a committee of the Board shall receive an Option to purchase 500 Shares as of the date of Board approval of such appointment (the "Committee Grant").

              (ii) The terms of an Option granted to an Outside Director shall be as follow:

                     (A)    the term of the Option shall be ten (10) years;

                     (B) except as otherwise provided in Section 10 of the Plan, the Option shall be exercisable only while the Outside Director remains a Director;

                     (C) the exercise price shall be 100% of the Fair Market Value on the date of grant of the Option;

                     (D) the Initial Grant shall vest and become exercisable one-fourth (1/4th) on the one-year anniversary of the date of grant, and an additional one-forty-eighth (1/48th) shall vest at the end of each one month period thereafter;

                     (E) the Annual Grant shall vest and become exercisable one-forty-eighth (1/48th) at the end of each one month period following the date of grant; and

                     (F) the Committee Grant shall vest and become exercisable one-forty-eighth (1/48th) at the end of each one month period following the date of grant; provided, that if the date of grant occurs before the first anniversary of an Outside Director's initial election to the Board ("First Anniversary Date"), no vesting shall occur prior to the First Anniversary Date but on the First Anniversary Date, vesting shall occur on a pro-rated basis for the period from the date of grant to the First Anniversary Date.

     6. Limitations.

        (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value on the date of grant: (i) of Shares subject to an Optionee's Incentive Stock Options which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

        (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment relationship, consulting relationship or directorship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without Cause.

        (c)   The following limitations shall apply to grants of Options:

              (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 400,000 Shares.

              (ii) In connection with his or her initial service or promotion, an Employee may be granted Options to purchase up to an additional 400,000 Shares, which shall not count against the limit set forth in subsection (i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

     7. Term of Plan. Subject to Section 20 of the Plan and any resolution of the Board of Directors concerning effectiveness, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9.  Option Exercise Price and Consideration.

         (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)    In the case of an Incentive Stock Option

                     (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                     (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) Payment of Exercise Price. The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of the consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue or cause to be issued the Shares being purchased and must be in a form or combination of forms acceptable to the Administrator for that purchase, which forms may include:

              (i)    cash;

              (ii)   check;

              (iii) promissory note (which note shall bear a rate of interest and contain such terms, including that such note shall be full recourse, as necessary to avoid charges to the Company's earnings for financial reporting purposes);

              (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

              (v) as long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

              (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         (d) Repricing of Options. Except as set forth in Section 12, the exercise price of outstanding Options may not be changed without stockholder approval of such change.

     10. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company (or a Company designated representative) receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Employment Relationship, Consulting Relationship or Directorship. In the event that an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. An Optionee's transfer of employment or service relationship between or among the Company or a Parent, or a Subsidiary shall not be considered a termination of termination for purposes of this Section 10.

         (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee, Consultant or Outside Director terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

     11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

         (a) Changes in Capitalization. The number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

         (c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         (d) Change of Control. In the event of a "Change of Control" of the Company, as defined in paragraph (e) below, the following acceleration and valuation provisions shall apply:

              (i) Any Options outstanding as of the date on which such Change of Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

              (ii) To the extent that they are exercisable and vested, all outstanding Options, unless otherwise determined by the Board at or after grant, shall be terminated in exchange for a cash payment at the Change of Control Price (defined below), reduced by the exercise price applicable to such Options. These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option by bequest or inheritance.

         (e) Definition of "Change of Control." For purposes of this Section 12, a "Change of Control" means the happening of any of the following:

              (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or


              (ii) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or


              (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).


         (f) Change of Control Price. For purposes of this Section 12, "Change of Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change of Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid per Share, as determined by the Board, in any bona fide transaction related to the Change of Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.


     13. Withholding. The Company may require the Optionee to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Option. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

     The Administrator may permit or require an Optionee to satisfy all or part of his or her tax withholding obligations by (a) paying cash to the Company,
(b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Optionee, or (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Optionee having a value equal to the tax withholding obligations, or (d) surrendering a number of shares of Common Stock the Optionee already owns having a value equal to the tax withholding obligations. The value of the Shares so withheld may not exceed the employer's minimum required tax withholding rate, and the value of the Shares so tendered may not exceed such rate to the extent the Optionee has owned the surrendered shares for less than six months if such limitation is necessary to avoid a charge to the Company for financial reporting purposes.

     14. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) Stockholder Approval. The Company shall obtain stockholder approval of the Plan and any Plan amendment to the extent necessary and desirable to comply with Applicable Laws, including, without limitation, the requirements of any exchange or quotation system on which the Common Stock is listed or quoted.

         (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     16. Conditions Upon Issuance of Shares.

         (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Choice of Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the state of California without giving effect to principles of conflicts of law.

     20. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Law.

                                    ANNEX B


                           THE GYMBOREE CORPORATION
                   1993 AMENDED AND RESTATED EMPLOYEE STOCK
                                 PURCHASE PLAN

     The following constitute the provisions of the 1993 Amended and Restated Employee Stock Purchase Plan of the Gymboree Corporation.

     1. Purpose. The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" shall mean the Common Stock of the Company.

        (d) "Company" shall mean The Gymboree Corporation, a Delaware corporation.

        (e) "Designated Subsidiary" shall mean the Subsidiaries which have been designated by the Board (or any committee acting as Plan Administrator) from time to time in its sole discretion as eligible to participate in the Plan.

        (f) "Eligible Compensation" shall mean all base straight time gross earnings plus payments of overtime, shift premiums and commissions, but excluding incentive compensation, incentive payments, bonuses, awards, severance pay, living and relocation bonuses, pay in lieu of vacations, gain from stock option exercises, and other special compensation.

        (g) "Eligible Employee" shall mean any individual who is a regular employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code and, for purposes of the Plan, works at least twenty (20) hours a week. Further, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.

        (h) "Enrollment Date" shall mean the first day of each Offering Period.

        (i) "ESPP Broker" shall have the meaning set forth in Section 13(c).

        (j) "Exercise Date" shall mean the last day of each Purchase Period.

        (k) "Fair Market Value" shall mean the per share value of Common Stock determined in good faith by the Plan Administrator or, if the Common Stock is (a) listed on the Nasdaq National Market, the closing sales price for the Common Stock as reported by that market for regular session trading for a single trading day, (b) listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for regular session trading for a single trading day, (c) quoted on the Nasdaq SmallCap Market, the last sales price as reported by that market for a single trading day, or (d) quoted on the OTC Bulletin Board Service or by the National Quotation Bureau, Inc., the average of the high bid and low asked prices reported by such service for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

        (l) "Offering Period" shall have the meaning set forth in Section 4.

        (m) "Participant" shall mean any Eligible Employee who has elected to participate in an Offering Period in accordance with the procedures in Section 6 and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.

        (n) "Plan" shall mean this Employee Stock Purchase Plan.

        (o) "Plan Administrator" shall have the meaning set forth in Section 14.


        (p) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or the Exercise Date, whichever is lower.

        (q) "Purchase Period" shall have the meaning set forth in Section 5.

        (r) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        (s) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (Nasdaq) System are open for trading.

     3. Eligibility.

        (a) Any Eligible Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

        (b) Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributable to such Eligible Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Vvalue of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        (c) Notwithstanding paragraph (b) above, the maximum number of shares a Participant may purchase during each Purchase Period of any Offering Period shall be 2000 Shares (subject to adjustment pursuant to Section 18), and provided further that such purchase shall be subject to the limitations set forth in Section 13.

     4. Offering Periods. The Plan shall be implemented by a series of consecutive, overlapping offering periods that each last twelve (12) months (each, an "Offering Period") with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Plan Administrator shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. Notwithstanding the foregoing, the Plan Administrator shall have the power to change the duration of an Offering Period (including the commencing and ending dates thereof) with respect to future offerings; provided, however, that no Offering Period may exceed five (5) years and, further, if the Purchase Price may be less than 85% of the Fair Market Value of the Common Stock on the Exercise Date, the Offering Period may not exceed 27 months. If the last day of an Offering Period is not a regular business day, the last day of the Offering Period shall be deemed to be the last preceding Trading Day.

     5. Purchase Periods. Each Offering Period shall consist of one or more consecutive purchase periods (each, a "Purchase Period"). The last day of each Purchase Period shall be the Exercise Date for options issued at the commencement of such Purchase Period. A Purchase Period shall commence on each January 1 and July 1 and shall end on the next June 30 and December 31, respectively. Notwithstanding the foregoing, the Plan Administrator shall have the power to change the duration of Purchase Periods (including the commencing and ending dates thereof) with respect to future Purchase Periods. If the last day of a Purchase Period is not a regular business day, the last day of the Purchase Period shall be deemed to be the last preceding Trading Day.

     6. Participation.

        (a) An Eligible Employee may become a Participant in the Plan by completing a subscription agreement in the form provided by the Company and filing it with the Company's Human Resources Department (as set forth in Section 20 below) at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Plan Administrator for all eligible Employees with respect to a given Offering Period. Such subscription agreement shall (a) indicate the Eligible Employee's election to participate in the Plan, (b) authorize payroll deductions and state the amount to be deducted regularly from the Participant's Eligible Compensation and (c) authorize the purchase of Common Stock for the Eligible Employee in each Purchase Period.

        (b) Payroll deductions for a Participant shall commence on the first payroll period following the Enrollment Date and shall end on the last payroll period in the Offering Period, unless sooner terminated by the Participant as provided in Section 11 hereof.

        (c) An Eligible Employee who does not deliver a subscription agreement pursuant to Section 6(a) hereof shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by filing a subscription agreement pursuant to Section 6(a) for such subsequent Offering Period. The Company may, from time to time, change the deadline for filing of subscription agreements for future Offering Periods as deemed advisable by the Plan Administrator, in its sole discretion, for the proper administration of the Plan.

        (d) An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period, provided that such employee is still an Eligible Employee as of the commencement of such subsequent Offering Period.

        (e) Eligible Employees may not participate in more than one Offering Period at a time.

        (f) A Participant who has elected to participate in an Offering Period shall automatically participate in the next Offering Period until such time as the Participant withdraws from the Plan or terminates employment as provided in Section 11.

     7. Payroll Deductions.

        (a) At the time a Participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Eligible Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the Participant's Eligible Compensation during said Offering Period. Amounts shall be withheld in whole percentages only.

        (b) Individual accounts shall be maintained for each Participant for memorandum purposes. All payroll deductions made for a Participant shall be credited to his or her account under the Plan but shall be deposited with the general funds of the Company. Subject to Section 7(e), Common Stock acquired pursuant to the exercise of all or any portion of an option granted under the Plan may be paid for only by means of payroll deductions from the Participant's Eligible Compensation and a Participant may not make any additional payments into such account. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

        (c) Unless the Plan Administrator establishes otherwise for a future Offering Period, a Participant may discontinue his or her participation in the Plan as provided in Section 11 hereof, or may decrease the rate of his or her payroll deductions, including to 0%, during the current Purchase Period by filing with the Company's Human Resources Department (as set forth in Section 20 below) a new subscription agreement authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

        (d) A Participant may increase the rate of his or her payroll deductions during a current Purchase Period by filing with the Company's Human Resources Department, a new subscription agreement authorizing the increase in payroll deduction rate. The increase in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. In addition, a Participant may increase the rate of his or her payroll deductions for an upcoming Purchase Period by filing with the Company's Human Resources Department (as set forth in Section 20 below) a new subscription agreement authorizing an increase in payroll deduction rate within five (5) business days of the commencement of the upcoming Purchase Period. A Participant's amended subscription agreement shall remain in effect for successive Purchase Periods and Offering Periods unless the Participant again changes such subscription agreement in accordance with the terms of the Plan or the subscription agreement is terminated as provided in Section 11. The Board shall be authorized to limit the number of participation rate changes during any Offering Period.

        (e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant's payroll deductions may be decreased to 0% at such time during any Purchase Period that is scheduled to end during the current calendar year (the "Current Purchase Period") as the aggregate of all payroll deductions that were previously used to purchase stock under the Plan in a prior Purchase Period that ended during the current calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 11.


        (f) During unpaid leaves of absence approved by the Company and meeting the requirements of the applicable treasury regulations promulgated under the Code, a Participant may elect to continue participation in the Plan by continuing to accrue payroll deductions equal to such amount as if the Participant had not taken a leave of absence. Currently the treasury regulations provide that a Participant may continue participation in the Plan only during the first 90 days of a leave of absence unless the Participant's reemployment rights are guaranteed by contract or statute.

        (g) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the employee.

     8. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Eligible Employee's payroll deductions accumulated prior to such Exercise Date and credited to the Participant's memorandum account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b), 3(c) and 13 hereof. Exercise of the option shall occur as provided in Section 9, unless the Participant has withdrawn pursuant to Section 11, and the option shall expire on the last day of the Offering Period.

     9. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 11 below, his or her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased (unless the Plan Administrator has determined for a future Offering Period that fractional shares may be issued under the Plan); any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall remain credited to the Participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the Participant as provided in Section
11. Any other money left over in a Participant's account after the Exercise Date shall be returned to the Participant without payment of interest. In the event that the Participant does not participate in the next Purchase Period, the entire remaining cash balance shall be refunded to the Participant as soon as practicable after the Exercise Date without payment of interest. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

     10. Delivery. Unless the Plan Administrator has designated or approved an ESPP Broker pursuant to Section 13(c), as promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     11. Withdrawal; Termination of Employment.

        (a) A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not used to exercise his or her option under the Plan at any time by giving written notice to the Company's Human Resources Department (as set forth in Section 20 below) in a form provided by the Company for such purpose. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new subscription agreement.

        (b) Upon a Participant's ceasing to be an Eligible Employee for any reason or upon termination of a Participant's employment relationship (as described in Section 2(g)), the payroll deductions credited to such Participant's account but not yet used to exercise the option will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under
            Section 15, and such Participant's option will be automatically terminated.

        (c) No Common Stock shall be purchased on behalf of a Participant on an Exercise Date if his or her participation in the current Offering Period or the Plan has terminated on or before such Exercise Date or if the Participant has otherwise terminated employment prior to such Exercise Date.

     12. Interest. No interest shall accrue on payroll deductions of a Participant in the Plan.

     13. Stock.

        (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 875,278 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. During any Purchase Period under the Plan, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan during such Purchase Period shall be 200,000 shares, which number of shares shall apply as a cumulative limit to the number of shares which shall be made available for sale under all Purchase Periods occurring simultaneously under separate Offering Periods under the Plan, subject to adjustment upon changes in capitalization as provided in Section 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. Shares issued under the Plan shall be drawn from authorized and unissued shares or from shares subsequently acquired by the Company as treasury shares.

        (b) The Participant shall not be deemed to be a stockholder of the Company and will have no interest in or voting right with respect to shares covered by his or her option until such option has been exercised and a certificate or its equivalent has been issued to the Participant for the shares following exercise.

        (c) If the Plan Administrator designates or approves a stockbroker or other financial services firm (the "ESPP Broker") to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Exercise Date, the number of shares of Common Stock purchased by each Participant shall be deposited into an account established in the name of the Participant with the ESPP Broker. Each Participant shall be the beneficial owner of the Common Stock purchased under the Plan and shall have all rights of beneficial ownership in such Common Stock. A Participant shall be free to undertake a disposition of the shares of Common Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Common Stock must remain in the Participant's account at the ESPP Broker until the holding period set forth in Code Section 423 has been satisfied. With respect to shares of Common Stock for which the holding period set forth above has been satisfied, the Participant may move those shares of Common Stock to another brokerage account of the Participant's choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a Participant's account shall be credited to such account. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Common Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the Code Section 423 holding period.

        (d) In the event that no ESPP Broker is designated or approved by the Plan Administrator, the shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

        (e) By enrolling in the Plan, each Participant agrees to promptly give the Company notice of any Common Stock disposed of within the later of one year from the Exercise Date and two years from the Offering Date for such Common Stock, showing the number of such shares disposed of and the Exercise Date for such Common Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.

     14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board or, if and to the extent the Board or the committee appointed to administer the Plan designates one or more executive officers to administer the Plan, by such executive officer(s) (each, the "Plan Administrator"). The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

     15. Designation of a Beneficiary.

        (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

        (b) Such designation of beneficiary may be changed by the Participant (and his or her spouse, if any) at any time by written notice as provided in Section 20 below. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11.

     17. Reports. Individual memorandum accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

        (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the (i) the maximum number and kind of shares of Common Stock subject to the Plan, (ii) the number and kind of securities that are subject to any outstanding options and the per share price of such securities and (iii) the maximum number of shares of Common Stock that may be purchased by a Participant in a Purchase Period shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into sales of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise terminated by the Board.

        (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 11. For purposes of this
            Section 18, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

        (d) The grant of options under the Plan shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     19. Amendment, Suspension or Termination.

        (a) The Board may at any time and for any reason terminate, suspend or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. During any period of suspension or upon termination of the Plan, no options shall be granted under the Plan. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval for any amendment that will (i) increase the total number of shares that may be issued under the Plan, (ii) modify the class of employees eligible to participate in the Plan, or (iii) otherwise require stockholder approval under any applicable law or regulation in such a manner and to such a degree as required.

        (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to change the Purchase Periods and/or Offering Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods and/or Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Eligible Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be given via overnight courier, certified mail (return receipt requested), facsimile or such other form as approved by the Plan Administrator, and shall be deemed to have been duly given when received in the form specified by the Plan Administrator by the Company's Human Resources Department at the Company's corporate headquarters.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until February 11, 2013, unless sooner terminated pursuant to Section 19.

     23. Automatic Transfer to Low Price Offering Period. If the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all Participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their options on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

     24. No Rights as an Employee. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Subsidiary or to affect the right of the Company or any Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

     25. Effect Upon Other Plans. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to (a) establish other forms of incentives or compensation for employees of the Company or any Subsidiary or
(b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

[GYMBOREE LOGO]
THE GYMBOREE CORPORATION
700 AIRPORT BLVD., SUITE 200
BURLINGAME, CA 94010


VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.


VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Gymboree Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            GYMBOREE               KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  DETACH AND RETURN THIS PORTION ONLY

===================================================================================================================================
THE GYMBOREE CORPORATION

The Board of Directors recommends a vote FOR the matters
listed below. This Proxy, when properly executed, will be voted
as specified below. This Proxy will be voted FOR Proposals 1,       For   Withhold   For All    To withhold authority to vote, mark
2, 3 and 4 if no specification is made.                             All      All      Except    "For All Except" and write the
                                                                                                nominee's number on the line below.
  1.  Proposal to elect two Class III directors.                    [ ]      [ ]       [ ]
      Nominees:   (a) Stuart G. Moldaw                                                          -----------------------------------
                  (b) John C. Pound
                  (c) William U. Westerfield

  Vote on Proposal                                                                                       For   Against   Abstain

  2.  Proposal to approve the Gymboree Corporation 2002 Stock Incentive Plan.                            [ ]     [ ]       [ ]

  3.  Proposal to approve the amendment to the Gymboree Corporation 1993 Employee Stock Purchase         [ ]     [ ]       [ ]
      Plan increasing the number of shares available for issuance under the plan.

  4.  Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the        [ ]     [ ]       [ ]
      fiscal year ending February 1, 2003.

  In their discretion, with respect to such other business as may properly come before the meeting and any adjournment or postponement thereof.

  Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.


  ----------------------------------------------------------           ----------------------------------------------------------

  ----------------------------------------------------------           ----------------------------------------------------------
  Signature [PLEASE SIGN WITHIN BOX]      Date                         Signature (Joint Owners)                 Date

===================================================================================================================================

                                   DETACH HERE

--------------------------------------------------------------------------------

                                      PROXY

                            THE GYMBOREE CORPORATION

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 25, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            THE GYMBOREE CORPORATION

P         The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Annual Meeting of Stockholders to be held June 25, 2002 and the Proxy Statement related thereto and appoints Lisa M. Harper and
R Myles B. McCormick, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of The Gymboree Corporation which the undersigned is entitled to vote, either on
O his or her own behalf of an entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Gymboree's principal executive offices located at 700 Airport Boulevard, Burlingame, California 94010 on
X Tuesday, June 25, 2002 at 9:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy
Y    statement shall be voted in the manner set forth on the reverse side.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE                                                SEE REVERSE SIDE